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
                                                              Rule 497(e)
                                                              File No. 033-19836



                SUPPLEMENT DATED JUNE 19, 2007 TO THE PROSPECTUS
                  DATED MAY 1, 2007 OF KEYNOTE SERIES ACCOUNT

KEYNOTE EQUITY GROWTH SUBACCOUNT

    Effective June 19, 2007, Diversified Investment Advisors, Inc. ("Diversified") terminated its Investment Subadvisory Agreement with Ark Asset Management Co., Inc. with respect to the Equity Growth Portfolio and entered into a new Investment Subadvisory Agreement with OFI Institutional Asset Management, Inc. ("OFII") and with Wellington Management Company, LLP ("Wellington Management").

    OFII is a subsidiary of OppenheimerFunds, Inc. OFII has been registered with the Securities and Exchange Commission as an investment adviser since 2001. The principal business address of OFII is 2 World Financial Center, 225 Liberty Street, New York, New York 10281-1008.

    David E. Schmidt is the Portfolio Manager responsible for the day-to-day supervision of the Equity Growth Portfolio on behalf of OFII. Mr. Schmidt is the Chief Investment Officer -- Quantitative Equities at OFII, and has been with a firm acquired by OFII since 1994 and with OFII since 1999.

    Wellington Management, a Massachusetts limited liability partnership, is a professional investment counseling firm that provides services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services since 1928. As of May 31, 2007, Wellington Management had investment management authority over approximately $603 billion in assets. Wellington Management is principally located at 75 State Street, Boston, Massachusetts 02109.

    Paul E. Marrkand, CFA, Vice President and Equity Portfolio Manager of Wellington Management, has served as the Portfolio Manager for the Equity Growth Portfolio since June 2007 and for clients of Wellington Management for the past two years. Mr. Marrkand joined Wellington Management as an investment professional in 2005. Prior to joining Wellington Management, he was a managing director of the US All/Mid Cap Growth Team at Putnam Investments (1987-2005).

    Marsico Capital Management, LLC will continue to serve as a subadviser to the Equity Growth Portfolio in addition to OFII and Wellington Management.

Form No. 13443SA (rev. 06/07)                                           33-19836

                                                              Rule 497(e)
                                                              File No. 033-19836



                     SUPPLEMENT DATED JUNE 19, 2007 TO THE
            STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2007 OF
                             KEYNOTE SERIES ACCOUNT

KEYNOTE EQUITY GROWTH SUBACCOUNT

    Effective June 19, 2007, Diversified Investment Advisors, Inc. ("Diversified") terminated its Investment Subadvisory Agreement with Ark Asset Management Co., Inc. with respect to the Equity Growth Portfolio and entered into a new Investment Subadvisory Agreement with OFI Institutional Asset Management, Inc. ("OFII") and with Wellington Management Company, LLP ("Wellington Management").

OFI Institutional Asset Management

    OFII is a subsidiary of OppenheimerFunds, Inc. OFII has been registered with the Securities and Exchange Commission as an investment adviser since 2001. The principal business address of OFII is 2 World Financial Center, 225 Liberty Street, New York, New York 10281-1008.

    David E. Schmidt is the Portfolio Manager responsible for the day-to-day supervision of the Equity Growth Portfolio on behalf of OFII.

    As of March 31, 2007, the Portfolio Manager managed assets for (i) two other registered investment companies having approximately $1.34 billion in total assets (with none of OFII's advisory fees being based on performance for such registered investment companies), (ii) five other pooled investment vehicles having approximately $80 million in total assets (with OFII's advisory fee being based on performance for one of such pooled investment vehicles, which had approximately $70 million in total assets), and (iii) 57 other accounts having approximately $2.38 billion in total assets (with OFII's advisory fee being based on performance for 8 of such accounts, which had approximately $380 million in total assets).

    The Portfolio Manager also manages other funds and accounts. Potentially, at times, those responsibilities could conflict with the interests of the Portfolio. That may occur whether the investment objectives and strategies of the other funds or accounts are the same as, or different from, the Portfolio's investment objectives and strategies. For example the Portfolio Manager may need to allocate investment opportunities between the Portfolio and another fund or account having similar objectives or strategies, or he may need to execute transactions for another fund or account that could have a negative impact on the value of securities held by the Portfolio. Not all funds and accounts advised by OFII have the same management fee. If the management fee structure of another fund or account is more advantageous to OFII than the fee structure of the Portfolio, OFII could have an incentive to favor the other fund or account. However, OFII's compliance procedures and Code of Ethics recognize its fiduciary obligation to treat all of its clients, including the Portfolio, fairly and equitably, and are designed to preclude the Portfolio Manager from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so. At various times, the Portfolio Manager may manage other funds or accounts with investment objectives and strategies similar to those of the Portfolio, or he may manage funds or accounts with different investment objectives and strategies.

    Under OFII's compensation program for its portfolio managers and portfolio analysts, their compensation is based on the investment performance results of the funds and accounts they manage, as well as the financial success of OFII. This is intended to align the portfolio managers' and analysts' interests with the success of the funds and accounts and their shareholders. OFII's compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value. As of March 31, 2007, the Portfolio Manager's compensation consisted of three elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and appreciation rights in regard to the common stock of OFII's holding company parent. Senior portfolio managers may also be eligible to participate in OFII's deferred compensation plan.

    To help OFII attract and retain talent, the base pay component of each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions. The annual discretionary bonus is determined by senior management of OFII and is based on a number of factors, including a fund's pre-tax performance for periods of up to five years, measured against an appropriate Lipper benchmark selected by management. Other factors considered include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The Portfolio Manager's compensation is not based on the total value of the Portfolio's portfolio assets, although the Portfolio's investment performance may increase those assets. The compensation structure is also intended to be internally equitable and serve to reduce potential conflicts of interest between the Portfolio and other funds and accounts managed by the Portfolio Manager. The compensation structure of the other funds and accounts currently managed by the Portfolio Manager is the same as the compensation structure of the Portfolio, described above.

    As of April 30, 2007, Mr. Schmidt did not beneficially own securities in any of the Funds that invest in the Equity Growth Portfolio.

Wellington Management

    Wellington Management, a Massachusetts limited liability partnership, is a professional investment counseling firm that provides services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services since 1928.

    Paul E. Marrkand is responsible for the day-to-day supervision of the Equity Growth Portfolio on behalf of Wellington Management. As of March 31, 2007, Mr. Marrkand managed assets for (i) two other registered investment companies having approximately $3.1 billion in total assets (with Wellington Management's advisory fee being based on performance for one of such registered investment companies, which had approximately $2.9 billion in total assets), and (ii) one other pooled investment vehicle having approximately $2.7 million in total assets (with none of Wellington Management's advisory fees being based on performance of such pooled investment vehicle).

    Wellington Management's compensation structure is designed to attract and retain high-caliber professionals necessary to deliver high quality investment management services to its clients. Wellington Management's compensation of its investment professionals includes a base salary and incentive components. The base salary for each investment professional who is a partner of Wellington Management is determined by the Managing Partners of the firm. A partner's base salary is generally a fixed amount that may change as a result of an annual review. The base salaries for the other investment professionals are determined on the basis of their experience and performance in their respective roles. The investment professionals' base salaries are reviewed annually and may be adjusted based on the recommendation of their business manager, using guidelines established by Wellington Management's Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm.

    Each investment professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Portfolio and generally each other portfolio managed by such investment professional. Each investment professional's incentive payment relating to the Portfolio is linked to the gross pre-tax performance of the portion of the Portfolio managed by such investment professional compared to an appropriate Index over one- and three-year periods, with an emphasis on the three-year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other portfolios managed by the investment professionals, including portfolios with performance fees. The portfolio-based incentives across all portfolios managed by an investment professional can, and typically do, represent a significant portion of an investment professional's overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year.

    Investment professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management's business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than Portfolio performance. Each partner of Wellington Management is eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula.

    As of March 31, 2007, Mr. Marrkand did not beneficially own securities in any of the Funds that invest in the Equity Growth Portfolio.

13451 SA (Rev. 06/07)                                                  033-19836